SECURITIES AND EXCHANGE COMMISSION
                          WASHINGTON, D.C. 20549



                                 FORM 8-K

                              CURRENT REPORT


                    Pursuant to Section 13 or 15 (d) of
                    the Securities Exchange Act of 1934





Date of Report (Date of earliest event reported):  December 31, 1996



                            PRIME BANCORP, INC.
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            (Exact name of registrant as specified in charter)


                               Pennsylvania
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              (State or other jurisdiction of incorporation)


          0-17286                                            23-2860688
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(Commission File Number)                              (I.R.S. Employer
                                                      Identification No.)



     7111 Valley Green Road, Fort Washington, Pennsylvania  19034-2209
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  (Address of principal executive offices)                    (Zip Code)
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Item 2.  Acquisition or Disposition of Assets.

          On December 31, 1996, effective at 5:00:01 PM, Prime Bancorp., Inc. ("Prime"), a Delaware corporation and First Sterling Bancorp, Inc. ("First Sterling"), a Pennsylvania corporation, completed their mergers with and into Prime Bancorp, Inc., a Pennsylvania corporation (the "Registrant", known as "Prime Newco, Inc." prior to the consummation of the transactions described herein). The Registrant is the surviving corporation as a result of the mergers and is the successor to Prime and First Sterling, including for purposes of future filings by the Registrant pursuant to the requirements of the Securities Exchange Act of 1934. Such transactions are further described in greater detail in the Registration Statement No. 333-13741 on Form S-4 under the Securities Act of 1933, as amended (the "Act"), and in Amendment No. 1 thereto filed with the Securities and Exchange Commission (the "Commission") by the Registrant, respectively, on October 8, 1996 and October 31, 1996 (together, the "Registration Statement"), which was declared effective by the Commission at 2:30 p.m. on November 4, 1996. The descriptions of such transactions in the Registration Statement are hereby incorporated herein in their entirety.

          The Registrant's Articles of Incorporation and Bylaws (attached as Exhibits 3.1 and 3.2 to the Registration Statement) contain certain differences from the Delaware charter documents of Prime. The more significant differences are described in the Registration Statement.

          The Registrant's common stock continues to be traded on the NASDAQ National Market under the symbol "PSAB".


Item 7.  Financial Statements and Exhibits.


The following documents are hereby filed as part of this Form 8-K:

Exhibit 99.  Additional Exhibits.

     99.1 Press Release, issued by the Registrant on January 2, 1997.

     99.2 Registration Statement No. 333-13741 on Form S-4 under the Act and Amendment No. 1 thereto, as filed with the Commission, respectively, on October 8, 1996 and on October 31, 1996, are hereby incorporated herein in their entirety as Exhibits hereto.

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                                SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                   PRIME BANCORP, INC.


                                   /s/ James J. Lynch
                                   By:  James J. Lynch,
                                   President and Chief
                                   Executive Officer
                                   Date:     January 9, 1997


                                   /s/ Michael J. Sexton
                                   By:  Michael J. Sexton,
                                   Treasurer and Chief
                                   Financial Officer
                                   Date:     January 9, 1997

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